CAMELOT CORPORATION
                             PROXY
                FOR THE HOLDERS OF COMMON SHARES
    THIS PROXY IS SOLICITED ON BEHALF OF CAMELOT CORPORATION
   SPECIAL MEETING TO BE HELD ON MAY __,  1997 AT 10:00 A.M.

The   undersigned   shareholder  of  Camelot   Corporation   (the
"Company") hereby appoints Daniel Wettreich, or failing him, Jeanette P. Fitzgerald as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxies may do or cause to be done by virtue thereof. The above-named Attorneys and Proxies are instructed to vote all the undersigned's shares as follows:


1.   THE APPROVAL OF A 1 for 20 REVERSE STOCK SPLIT:

      The  Company is seeking approval of a reverse  stock  split
wherein  1  new common share will be issued for     each  20  old
common shares.

          AGAINST  o         FOR  o        ABSTAIN  o

2.       THE  APPROVAL  OF  AN  AMENDMENT  TO  THE  ARTICLES   OF
  INCORPORATION  INCREASING    THE NUMBER  OF  AUTHORIZED  COMMON
  SHARES.

      The Company is seeking approval of an amendment to the articles of incorporation to increase the number of authorized common shares.

          AGAINST  o         FOR  o        ABSTAIN  o

THIS  PROXY,  WHEN PROPERLY EXECUTED, WILL BE VOTED  AS  DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS  MADE,
THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.


              Dated this _______ day of ______________, 1997



              ______________________________________________
                       Signature of Shareholder



              ______________________________________________
                       Signature of Shareholder



              ______________________________________________
                          Please Print Name



              ______________________________________________
                          Please Print Name

Please date and sign exactly as your name or names appear on your stock certificate. Joint owners should each sign personally. If signing in any fiduciary or representative capacity, give full title as such and provide authorization. For shares held by a corporation, please affix its corporate seal.

PLEASE  MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING  THE
ENCLOSED ENVELOPE.

                      CAMELOT CORPORATION
                          Camelot Place
                       17770 Preston Road
                      Dallas, Texas 75252

               NOTICE OF MEETING OF SHAREHOLDERS


                  To be Held On May  __, 1997

       Notice is hereby given that the Special Meeting of Shareholders of Camelot Corporation (the "Company") will be held at ________ on the ___d of May 1997 at 10:00 a.m., local time, for the following purposes:

     (1)  To approve a 1 for 20 reverse stock split.

     (2) To approve an amendment to the articles of incorporation to increase the number of authorized common shares.

      (3) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

       The accompanying Proxy Statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

      Only shareholders of record at the close of business on March 1, 1997 are entitled to notice of, and to vote at, the Meeting of Shareholders and any adjournment(s) thereof.

      You are cordially invited to attend the meeting, but if you are unable to do so, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF ADDRESSED ENVELOPE. If you attend the meeting, you may vote in person if you wish, whether or not you have returned the proxy. In any event, a proxy may be revoked at any time before it is exercised.

By Order of the Board of Directors


Jeanette Fitzgerald
Corporate Secretary


Dallas, Texas
April __, 1997

                      CAMELOT CORPORATION
                          Camelot Place
                       17770 Preston Road
                      Dallas, Texas 75252


                        PROXY STATEMENT

                              for

                SPECIAL MEETING OF SHAREHOLDERS

                    To be Held May___, 1997


  This Proxy Statement is sent to shareholders of Camelot Corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders of the Company to be held on May ___, 1997 at 10:00 a.m., local time at _________________ and any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, officers, and regular employees of the Company. The Company will also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed proxy are first being sent to shareholders of Camelot Corporation on or about April __, 1997.

Pursuant to the Private Securities Litigation Reform Act of 1995 the Company, in addition to historical information, certain information within this proxy statement contains forward looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth including but not limited to competition among employers for appropriate personnel, Camelot's dependence on outside suppliers and the need to go to outside consulting sources, the continued ability to create and /or acquire products that customers will accept; the impact of competition and changing competitors; the changing nature of regulations and the manner in which they are interpreted; and pricing pressures in addition to normal economic and world factors beyond the control of the Company.

                     REVOCATION OF PROXIES

  Any Shareholders returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Corporate Secretary of the Company of such revocation prior to its use, (b) by voting in person at the meeting, or (c) by executing and filing with the Corporate Secretary of the Company a later dated proxy.

           OUTSTANDING STOCK AND CERTAIN SHAREHOLDERS

  The voting securities of the Company are shares of its common stock, $0.01 par value ("Common Stock"), each share of which entitles the holder to one vote at the Special Meeting of Shareholders and any adjournment(s) thereof. At March 1, 1997 there were outstanding and entitled to vote 27,916,733 shares of Common Stock. Only shareholders of record at the close of business on March 1, 1997, are entitled to notice of, and to vote at, the Special Meeting of Shareholders and any adjournment(s) thereof.

  The following table sets forth as of April 1, 1997 information known to the management of the Company concerning the beneficial ownership of Common Stock by (a) each person who is known by the Company to be the beneficial owner of more than five percent of the shares of Common Stock outstanding, (b) each director of the Company owning Common Stock, and (c) all directors and officers of the Company as a group (8 persons).

Name  and  Address  of                   Amount  and  Nature   of
Percent
Beneficial  Owner                     Beneficial  Ownership    of
Class

Daniel Wettreich         14,514,665     <F1><F2><F3>        39%
17770 Preston Road
Dallas, Texas 75252

Jeanette P. Fitzgerald        210,000   <F4>                1%
17770 Preston Road
Dallas, Texas 75252

Allan Wolfe              65,000         <F5>                *
390 South River Road
Suite 5
Bedford
New Hampshire  03110

Henry Gelender           240,500   <F6>                1%
7150 Greenville Avenue
Suite 600
Dallas, Texas  75231


David McCurley      60,000         <F7>                *
17770 Preston Road
Dallas, Texas  75252

Brett        Sappington                15,000                <F8>
*
17770 Preston Road
Dallas, Texas  75252

Robert Gregory      20,000         <F9>                *
17770 Preston Road
Dallas, Texas  75252

All  Officers  and  Directors    15,125,165      <F1><F2><F3><F4>
40.1%
as a group (8 persons)                  <F5><F6><F7><F8>
                              <F9>

* Under 0.1%

AM Investments Ltd       2,414,665                     8.8%
54 Baker Street
London W1M 1DJ
United Kingdom

Forme Capital, Inc.      2,650,000 <F3>                9%
17770 Preston Road
Dallas, Texas  75252

     (1) 2,414,665 of these shares are owned by AM Investments Ltd. a U.K. company ("AMI") owned by the wife and children of Mr. Wettreich. 1,000,000 of these shares are owned by Wettreich
       Financial Consultants,     Inc. ("WFC"), a Texas company owned
       by the wife and children of Mr. Wettreich. 650,000 of these shares are owned by Forme Capital, Inc., ("Forme"), a Delaware
       company of which Mr. Wettreich is a director and officer.   Mr.
       Wettreich has disclaimed any beneficial interest in the shares owned by AMI, WFC, and Forme.


            (2)     Includes options to purchase 8,000,000 shares
granted   to   Daniel   Wettreich,   which   options   are    not
exercised.

          (3)   Includes  an  option granted  to  Forme  Capital,
          Inc.,  a  company  affiliated with  Mr.  Wettreich,  to
          purchase   2,000,000  shares,  which  option   is   not
          exercised.

          (4) Includes options to purchase 150,000 shares granted to Jeanette Fitzgerald, which options are not exercised.

          (5) Includes an option to purchase 55,000 shares granted to Allan Wolfe, which option is not exercised.

          (6)   Includes  an  option  to purchase  40,000  shares
          granted  to  Henry  Gelender,  which  option   is   not
          exercised.   500 of these shares are as  custodian  for
          Rachel Gelender UGMA.


          (7)   Includes  an  option  to purchase  60,000  shares
          granted  to  David  McCurley,  which  option   is   not
          exercised.

          (8) Includes options to purchase 15,000 shares granted to Brett Sappington, which options are not exercised.

          (9) Includes options to purchase 20,000 shares granted to Robert Gregory, which options are not exercised.



         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Company paid management fees of $44,000 in 1996 and
$286,000  in  1995  to  Wettreich  Financial  Consultants,   Inc.
("WFC"),  a company affiliated with the President of the Company.
These  management  services consisted of  the  provision  of  the services  of  the President and Corporate Secretary  of  Company.
The amount was determined by the time, effort, and skill required to  provide  these  services.  The President  and  the  Corporate
Secretary of the Company were employees of WFC during the  fiscal year  ended  April  1995 and  received no compensation  from  the
Company.

      During  the years ended April 1995 and 1996, Stock Transfer
Company of America, Inc., owned by a company affiliated with the President of the Company, provided stock transfer services to the Company and a total of $3,843 and $16,598 were paid by the Company for these services. In the opinion of the Board of Directors, the terms of these transactions was as fair to the company as could have been made with an unaffiliated party.

      The Company leases 10,000 square feet of offices from Forme
Capital,  Inc., ("Forme") a company affiliated with the President of  the  Company.  The lease is for a term of 5 years  commencing
September  1993  at $8 per square foot.  Total rent  paid  during
fiscal  1996  and  1995  was $80,000,  respectively.   The  lease
agreement  and  transactions related thereto were approved  by  a vote of Company's shareholders.

      The Company received a loan from Forme totaling $406,000 in
fiscal   1995.   Payments of $236,000 and $190,000 were  made  in
fiscal  years  1996 and 1995, respectively.  Forme converted  the remaining  balance  of $450,000 to common stock  of  the  Company during  fiscal 1996.  Total interest paid during fiscal 1996  was
$11,615 and during fiscal 1995 was $35,961.

      During fiscal 1996 and 1995, the Company received dividend payments from Forme Capital, Inc., Preferred Shares Series C in the amount of $46,657 for 1996 and $46,657 for 1995.

      On March 9, 1995, the Company issued 15,000 common shares valued at $22,500 to a company for a mailing list. The president of that company was the wife of the then president of Camelot
Distributing, Inc., one of the Company's subsidiaries.

      On January 17, 1996, the Company's disinterested directors approved a secured loan to the Corporate Secretary in the amount of $75,156. This loan bears interest at a rate 6% per annum.

      On   August 1, 1996, the Company's disinterested  directors
approved a secured loan to the Corporate Secretary in the  amount of  $14,000.  This loan bears interest at a rate of 6% per  annum and has been substantially repaid as of January 31, 1997.

      On September 25, 1996 the Company's disinterested directors approved  a secured loan to the President of the Company  in  the amount of $1,800,000.  This loan bears interest at a rate  of  6%
per annum.

      The Company has no compensatory plans or arrangements whereby any executive officer would receive payments from the Company or a third party upon his resignation, retirement or termination of employment, or from a change in control of the Company or a change in the officer's responsibilities following a change in control other than Mr. Wettreich. Under the 1996 Stock
Option  Plan or under the Company's 1991 Outside Directors  Stock
Option Plan options granted under these plans contain provisions pursuant to which the unvested portions of outstanding options become immediately exercisable and fully vested upon a merger of the Company in which the Company's stockholders do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company or its successor, if the successor corporation fails to assume the outstanding options or substitute options for the successor corporation's stock to replace the outstanding options. The outstanding options will terminate to the extent they are not exercised as of consummation of the merger, or assumed or substituted for by the successor corporation.

     On July 1, 1995, Company entered into an employment contract with Mr. Wettreich whereby he was employed as Chairman, Chief
Executive Officer and President of the Company for a period of ten years at an annual salary of $250,000 and a cash bonus equal to 5% of the Company's annual profits before taxation. In the event of Mr. Wettreich's death during the term of the agreement, the Company will pay annual death benefits of $250,000 for a period of four years. Mr. Wettreich may terminate his employment after the date of a change in control of the Company. A change in control is defined as any person other than Mr. Wettreich or his family interests becomes beneficial owner, directly or indirectly of common stock of the Company representing 30% or more of the Company's issued and outstanding common stock or if the Incumbent Board as defined, ceases to constitute a majority of the board of directors. If Mr. Wettreich terminates his employment after a change of control in the company, he shall be paid (i) the base salary and any bonuses payable to him under the agreement or (ii) an amount equal to the product of the annual base salary and bonus paid to Mr. Wettreich during the year preceding the termination date multiplied by five whichever of
(i) or (ii) is more. In the circumstances whereby Mr. Wettreich terminates his employment for good reason, as defined, he will receive payments in accordance with the payments received if termination occurs after a change of control of the Company.

On  March  27,  1997,  the Company created  a  new  wholly  owned subsidiary,  mrcdrom.com, inc., to establish a software  Internet
catalogue.   On  April 3, 1997, mrcdrom.com filed a  registration
statement  with  the  Securities  and  Exchange  Commission  (the
"SEC").   The  filing, still in preliminary stages,  will  enable
mrcdrom.com  to  offer for sale 1,500,000 common shares  and  the
Company to offer 1,500,000 common shares of mrcdrom.com  at $4.00
per  share  with a minimum offering of $250,000.   No  offers  or
sales  are  being  made until such time as the SEC  declares  the registration  statement effective and such offers and  sales  can only be made through the use of an appropriate Prospectus.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT
                             OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's   executive  officers,  directors,  and   persons   who
beneficially own more than 10% of the Company's  Common Stock  to file  initial  reports  of ownership and reports  of  changes  in ownership  with  the Securities and Exchange Commission  ("SEC").
Such  persons  are  required by SEC regulations  to  furnish  the
Company  with  copies of all Section 16(a) forms  filed  by  such person.

Based  solely on the Company's review of such forms furnished  to the  Company  and written representations from certain  reporting
persons,   the  Company  believe  that  all  filing  requirements
applicable  to  the Company's executive officers,  director,  and more than 10% stockholders were complied with.


                     SHAREHOLDER PROPOSALS

    According  to  Rule  14a-8 promulgated under  the  Securities
Exchange  Act  of  1934, a shareholder may require  that  certain proposals  suggested  by the shareholders  be  voted  upon  at  a shareholders  meeting.  Information concerning such proposal  may be  submitted to the Company for inclusion in the Company's Proxy
Statement.   Such  proposals must be  submitted  to  the  Company
before  July 19,  1997 for consideration at the 1997 shareholders meeting.

                     MANAGEMENT PROPOSAL I

                APPROVAL OF A 1-20 REVERSE STOCK



    The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

    "RESOLVED, that the outstanding common shares of the Company shall have a one for twenty reverse split;"

The  NASDAQ  Stock Market has approved changes to the maintenance
listing  standards  for issuers listed on NASDAQ.   They  can  be
found  on the NASDAQ web page at http://www.nasdaq.com under  the section  referring to listing standards.  Your Company  satisfies all  the amended requirements, including the corporate governance standards  that will now be applied except for the minimum  share
price.   In  the past this minimum number has been an alternative
of  $1.00 per share or a minimum asset number which your  Company
satisfies.   The  new rules which the Board has every  indication
shall  become  effective shortly, if not  by  the  time  of  this
Special Meeting,  require the Company to increase its share price to  at  least the $1.00 level because there is no alternative  to the  required share price.  There is no guarantee that a  reverse stock  split  will  result in the $1.00  per  share  price  being achieved  and the Company meeting or continuing to meet  Nasdaq's new listing requirements.  The Board recommends the reverse stock split  of  one new common share for twenty of the present  common shares.

Upon  approval  by the shareholders, the transfer agent  will  be instructed  to automatically convert to post reverse  shares  and
pay  any  fractional  shares as set out  below.   All  fractional
shares  will  be  paid to shareholders upon submission  of  their certificates to the transfer agent.  Shareholders will be paid an amount  equivalent to the fractional share times the  market  bid price  of  the shares as quoted on NASDAQ the first full  trading day after the meeting.

                       MANAGEMENT PROPOSAL II

     APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

   "RESOLVED, that the Articles of Incorporation shall be amended by replacing Article IV subparagraph A as follows:

   A) 100,000,000 common shares with a par value of $0.01 per share."

All other portions of the Articles shall remain the same."

The  Company  needs to increase the authorized share  capital  to have it available for acquisitions.  No particular acquisition is planned  at  this  time although efforts to  seek  out  and  find
appropriate acquisition candidates are constantly on-going.   The
Board recommends approval of this resolution.



                      SHAREHOLDER APPROVAL

            Shareholders, representing a majority of those common shares outstanding, and eligible to vote must return proxies to constitute a quorum, including abstentions. A majority of those shares constituting the quorum eligible to vote is required for approval of Management Proposal I and II.



                         OTHER BUSINESS

    The  Board of Directors of the Company does not know  of  any
other  business to be presented at the Special Meeting.   If  any
other  matters are properly brought before the meeting,  however, it is intended that the persons named in the accompanying form of proxy  will  vote  such  proxy  in  accordance  with  their  best judgment.

   By order of the Board of Directors



Jeanette P. Fitzgerald
Corporate Secretary


Dallas, Texas
April __,  1997

